STONE RIDGE TRUST II

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

SUPPLEMENT DATED JULY 8, 2020

TO

PROSPECTUS

DATED

MARCH 1, 2020

Reverse Share Split

On June 16, 2020, the Board of Trustees of Stone Ridge Trust II approved a 1-for-5 reverse share split for the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The reverse share split is scheduled to occur after the market close on July 31, 2020, with shares being offered on a split-adjusted basis beginning on August 3, 2020. Shareholders of record in the Fund at the close of business on July 31, 2020 will participate in the reverse share split. As a result of the reverse share split, every five (5) of the Fund’s outstanding shares (or fractions thereof) will automatically and without any action on the part of shareholders be converted into one (1) share (or fraction thereof). The reverse share split will decrease the Fund’s shares outstanding by a factor of five and increase the net asset value (“NAV”) per share by a proportional amount.

The following table shows the effect of a hypothetical 1-for-5 reverse share split on a shareholder’s investment (actual NAV, shares and value may vary).

Period	# of Shares Owned	Hypothetical NAV	Total Value (Based on Hypothetical NAV)
Pre-Split	100	$5.00	$500.00
Post-Split	20	$25.00	$500.00

While the number of outstanding shares will decrease, the reverse share split will not affect the Fund’s portfolio holdings, its aggregate net asset value or the total dollar value of shareholders’ investments in the Fund. In addition, the reverse share split is not a taxable event and will not affect any shareholder’s rights, preferences and privileges associated with the Fund’s shares.

Please retain this Supplement with your records for future reference.